                                                                    Exhibit 21.1
EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING AUGUST 31, 2001


The information which is required to be prepared with respect to the Payment Date of September 20, 2001, and with respect to the performance of the Trust during the period of August 1, 2001 through August 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
              Class A Noteholder ....................................................                  $              --
                                                                                                       -----------------

         2. The amount of distribution in respect to principal payment to the
              Class B Noteholder ....................................................                  $              --
                                                                                                       -----------------

         3. The amount of distribution in respect to principal payment to the
              Class C Noteholder ....................................................                  $              --
                                                                                                       -----------------

         4. The amount of distribution in respect to principal payment to the
              Class D Noteholder ....................................................                  $              --
                                                                                                       -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest ...                  $         3.25500
                                                                                                       -----------------

         2. The amount of distribution in respect to the Class B Monthly Interest ...                  $         3.58222
                                                                                                       -----------------

         3. The amount of distribution in respect to the Class C Monthly Interest ...                  $         4.18500
                                                                                                       -----------------

         4. The amount of distribution in respect to the Class D Monthly Interest ...                  $         5.69194
                                                                                                       -----------------

III. Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder ...                  $         3.25500
                                                                                                       -----------------

         2. The total amount of distribution in respect to the Class B Noteholder ...                  $         3.58222
                                                                                                       -----------------

         3. The total amount of distribution in respect to the Class C Noteholder ...                  $         4.18500
                                                                                                       -----------------

         4. The total amount of distribution in respect to the Class D Noteholder ...                  $         5.69194
                                                                                                       -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date ..........                  $  354,319,734.86
                                                                                                       -----------------

         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date .............................................                  $   43,546,767.71
                                                                                                       -----------------

         3. Recoveries for the preceding Monthly Period .............................                  $    1,196,985.31
                                                                                                       -----------------

         4. The Defaulted Amount for the preceding Monthly Period                                      $   13,910,381.14
                                                                                                       -----------------

         5. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ...............................                  $1,845,879,478.35
                                                                                                       -----------------

         6. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period. ...............................                  $1,899,669,604.21
                                                                                                       -----------------

         7. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period. ...........                  $   42,250,305.93
                                                                                                       -----------------

         8. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period ..........                  $1,536,818,063.00
                                                                                                       -----------------

         9. The Transferor Interest as of the last day of the preceding Monthly
              Period ................................................................                  $  362,851,541.21
                                                                                                       -----------------

         10. The Transferor Percentage as of the last day of the preceding Monthly
               Period ...............................................................                              19.10%
                                                                                                       -----------------

         11. The Required Transferor Percentage .....................................                               7.00%
                                                                                                       -----------------

         12. The monthly principal payment rate for the preceding Monthly Period ....                             19.195%
                                                                                                       -----------------

         13. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ...............................................                  $              --
                                                                                                       -----------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage       Aggregate
                                                                    of Total         Account
                                                                   Receivables       Balance
                  (a) Delinquent between 30 days and 59 days          1.667%    $ 32,379,896.56
                  (b) Delinquent between 60 days and 89 days          1.198%    $ 23,261,921.14
                  (c) Delinquent between 90 days and 119 days         1.092%    $ 21,214,449.79
                  (d) Delinquent between 120 days and 149 days        0.885%    $ 17,193,183.09
                  (e) Delinquent between 150 days and 179 days        0.801%    $ 15,553,837.83
                  (f) Delinquent 180 days or greater                  0.004%    $     67,969.79
                                                                      -----     ---------------
                  (e) Aggregate                                       5.648%    $109,671,258.20
                                                                      =====     ===============

V. Information regarding Series 2000-B

         1. The amount of Principal Receivables in the Trust represented by the
              Invested Amount of Series 2000-B as of the last day of the related
              Monthly Period ........................................................                  $  600,000,000.00
                                                                                                       -----------------

         2. The amount of Principal Receivables in the Trust represented by the
              Adjusted Invested Amount of Series 2000-B on the last day of the
              related Monthly Period ................................................                  $  600,000,000.00
                                                                                                       -----------------

                                                                                         NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the
              Class A Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $  480,000,000.00
                                                                                                       -----------------

         4. The amount of Principal Receivables in the Trust represented by the
              Class B Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   57,000,000.00
                                                                                                       -----------------

         5. The amount of Principal Receivables in the Trust represented by the
              Class C Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   42,000,000.00
                                                                                                       -----------------

         6. The amount of Principal Receivables in the trust represented by the
              Class D Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   21,000,000.00
                                                                                                       -----------------

         7. The Floating Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                            32.5048%
                                                                                                       -----------------

         August 22, 2001 through August 31, 2001 ....................................                            31.6787%
                                                                                                       -----------------

         8. The Fixed Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                         N/A
                                                                                                       -----------------

         August 22, 2001 through August 31, 2001 ....................................                         N/A
                                                                                                       -----------------

         9. The amount of Investor Principal Collections applicable to Series 2000-B                   $  114,205,350.75
                                                                                                       -----------------

         10a. The amount of Available Finance Charge Collections on deposit in the
                Collection Account on the related Payment Date ......................                  $   11,273,236.86
                                                                                                       -----------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                Section 8.04(a) of the Master Indenture .............................                  $    2,797,170.12
                                                                                                       -----------------

         11. The Investor Default Amount for the related Monthly Period .............                  $    4,492,635.79
                                                                                                       -----------------

         12. The Monthly Servicing Fee for the related Monthly Period ...............                  $    1,000,000.00
                                                                                                       -----------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period. .................                              28.14%
                                                                                                       -----------------

                  b. The default rate for the related Monthly Period ................                               8.99%
                                                                                                       -----------------

                  c. The Net Portfolio Yield for the related Monthly Period .........                              19.15%
                                                                                                       -----------------

                  d. The Base Rate for the related Monthly Period ...................                               6.12%
                                                                                                       -----------------

                  e. The Excess Spread Percentage for the related Monthly Period ....                              13.03%
                                                                                                       -----------------

                  f. The Quarterly Excess Spread Percentage for the related
                       Monthly Period ...............................................                              11.63%
                                                                                                       -----------------

                           I) Excess Spread Percentage related to         Aug-01                                   13.03%
                                                                                                       -----------------

                           ii) Excess Spread Percentage related to        Jul-01                                   11.48%
                                                                                                       -----------------

                           iii) Excess Spread Percentage related to       Jun-01                                   10.39%
                                                                                                       -----------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from August 20 through and including
           September 19, 2001. ......................................................                            3.61000%
                                                                                                       -----------------

         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account
                       on the related Payment Date (after taking into
                       consideration deposits and withdraws for the
                       related Payment Date) ........................................                  $              --
                                                                                                       -----------------

                  b. The Accumulation Shortfall with respect to the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  c. The Principal Funding Investment Proceeds deposited in
                       the Collection Account to be treated as Available
                       Finance Charge Collections ...................................                  $              --
                                                                                                       -----------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                       Payment Date (after taking into consideration deposits and
                       withdraws for the related Payment Date) ......................                  $              --
                                                                                                       -----------------

                  b. The Reserve Draw Amount for the related Monthly Period
                       deposited into the Collection Account to be treated as
                       Available Finance Charge Collections .........................                  $              --
                                                                                                       -----------------

                  c. Interest earnings on the Reserve Account deposited into the
                       Collection Account to be treated as Available Finance Charge
                       Collections ..................................................                  $              --
                                                                                                       -----------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $   10,500,000.00
                                                                                                       -----------------

                  b. The Available Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $   10,500,000.00
                                                                                                       -----------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on
                       the Payment Date .............................................                  $              --
                                                                                                       -----------------

         19. The Monthly Principal Reallocation Amount for the related Monthly Period                  $              --
                                                                                                       -----------------


                                    Advanta Bank Corp.
                                    as Servicer

                                    By:      /s/ KIRK WEILER
                                    Name:    Kirk S. Weiler
                                    Title:   Vice President Finance / Treasurer

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING AUGUST 31, 2001


The information which is required to be prepared with respect to the Payment Date of September 20, 2001, and with respect to the performance of the Trust during the period of August 1, 2001 through August 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
              Class A Noteholder ....................................................                  $              --
                                                                                                       -----------------

         2. The amount of distribution in respect to principal payment to the
              Class B Noteholder ....................................................                  $              --
                                                                                                       -----------------

         3. The amount of distribution in respect to principal payment to the
              Class C Noteholder ....................................................                  $              --
                                                                                                       -----------------

         4. The amount of distribution in respect to principal payment to the
              Class D Noteholder ....................................................                  $              --
                                                                                                       -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest ...                  $         3.32389
                                                                                                       -----------------

         2. The amount of distribution in respect to the Class B Monthly Interest ...                  $         3.71139
                                                                                                       -----------------

         3. The amount of distribution in respect to the Class C Monthly Interest ...                  $         4.35722
                                                                                                       -----------------

         4. The amount of distribution in respect to the Class D Monthly Interest ...                  $         6.55306
                                                                                                       -----------------


III. Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder ...                  $         3.32389
                                                                                                       -----------------

         2. The total amount of distribution in respect to the Class B Noteholder ...                  $         3.71139
                                                                                                       -----------------

         3. The total amount of distribution in respect to the Class C Noteholder ...                  $         4.35722
                                                                                                       -----------------

         4. The total amount of distribution in respect to the Class D Noteholder ...                  $         6.55306
                                                                                                       -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal
              Receivables for the Monthly Period preceding such Payment Date ........                  $  354,319,734.86
                                                                                                       -----------------

         2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
              Payment Date ..........................................................                  $   43,546,767.71
                                                                                                       -----------------

         3. Recoveries for the preceding Monthly Period .............................                  $    1,196,985.31
                                                                                                       -----------------

         4. The Defaulted Amount for the preceding Monthly Period ...................                  $   13,910,381.14
                                                                                                       -----------------

         5. The total amount of Principal Receivables in the trust at the beginning
              of the preceding Monthly Period .......................................                  $1,845,879,478.35
                                                                                                       -----------------

         6. The total amount of Principal Receivables in the trust as of the last
              day of the preceding Monthly Period. ..................................                  $1,899,669,604.21
                                                                                                       -----------------

         7. The total amount of Finance Charge and Administrative Receivables in
              the Trust as of the last day of the preceding Monthly Period. .........                  $   42,250,305.93
                                                                                                       -----------------

         8. The aggregated Adjusted Invested Amounts of all Series of Notes
              outstanding as of the last day of the preceding Monthly Period ........                  $1,536,818,063.00
                                                                                                       -----------------

         9. The Transferor Interest as of the last day of the preceding Monthly
              Period ................................................................                  $  362,851,541.21
                                                                                                       -----------------

         10. The Transferor Percentage as of the last day of the preceding
               Monthly Period .......................................................                              19.10%
                                                                                                       -----------------

         11. The Required Transferor Percentage .....................................                               7.00%
                                                                                                       -----------------

         12. The monthly principal payment rate for the preceding Monthly Period ....                             19.195%
                                                                                                       -----------------

         13. The balance in the Excess Funding Account as of the last day of the
               preceding Monthly Period .............................................                  $              --
                                                                                                       -----------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage       Aggregate
                                                                    of Total         Account
                                                                   Receivables       Balance
                  (a) Delinquent between 30 days and 59 days          1.667%    $ 32,379,896.56
                  (b) Delinquent between 60 days and 89 days          1.198%    $ 23,261,921.14
                  (c) Delinquent between 90 days and 119 days         1.092%    $ 21,214,449.79
                  (d) Delinquent between 120 days and 149 days        0.885%    $ 17,193,183.09
                  (e) Delinquent between 150 days and 179 days        0.801%    $ 15,553,837.83
                  (f) Delinquent 180 days or greater                  0.004%    $     67,969.79
                                                                      -----     ---------------
                  (e) Aggregate                                       5.648%    $109,671,258.20
                                                                      =====     ===============

V. Information regarding Series 2000-C

         1. The amount of Principal Receivables in the Trust represented by the
              Invested Amount of Series 2000-C as of the last day of the related
              Monthly Period ........................................................                  $  400,000,000.00
                                                                                                       -----------------

         2. The amount of Principal Receivables in the Trust represented by the
              Adjusted Invested Amount of Series 2000-C on the last day of the
              related Monthly Period ................................................                  $  400,000,000.00
                                                                                                       -----------------

                                                                                         NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the
              Class A Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $  320,000,000.00
                                                                                                       -----------------

         4. The amount of Principal Receivables in the Trust represented by the
              Class B Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   38,000,000.00
                                                                                                       -----------------

         5. The amount of Principal Receivables in the Trust represented by the
              Class C Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   28,000,000.00
                                                                                                       -----------------

         6. The amount of Principal Receivables in the trust represented by the
              Class D Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   14,000,000.00
                                                                                                       -----------------

         7. The Floating Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                            21.6699%
                                                                                                        -----------------
         August 22, 2001 through August 31, 2001 ....................................                            21.1191%
                                                                                                        -----------------
         8. The Fixed Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                          N/A
                                                                                                        -----------------
         August 22, 2001 through August 31, 2001 ....................................                          N/A
                                                                                                        -----------------
         9. The amount of Investor Principal Collections applicable to Series 2000-C                   $   76,136,940.68
                                                                                                       -----------------

         10a. The amount of Available Finance Charge Collections on deposit in
                the Collection Account on the related Payment Date ..................                  $    7,515,495.37
                                                                                                       -----------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                Section 8.04(a) of the Master Indenture .............................                  $    1,864,781.04
                                                                                                       -----------------

         11. The Investor Default Amount for the related Monthly Period .............                  $    2,995,092.83
                                                                                                       -----------------

         12. The Monthly Servicing Fee for the related Monthly Period ...............                  $      666,666.67
                                                                                                       -----------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period. .................                              28.14%
                                                                                                       -----------------

                  b. The default rate for the related Monthly Period ................                               8.99%
                                                                                                       -----------------

                  c. The Net Portfolio Yield for the related Monthly Period .........                              19.15%
                                                                                                       -----------------

                  d. The Base Rate for the related Monthly Period ...................                               6.26%
                                                                                                       -----------------

                  e. The Excess Spread Percentage for the related Monthly Period ....                              12.89%
                                                                                                       -----------------

                  f. The Quarterly Excess Spread Percentage for the related Monthly
                       Period .......................................................                              11.50%
                                                                                                       -----------------

                           I) Excess Spread Percentage related to         Aug-01                                   12.89%
                                                                                                       -----------------

                           ii) Excess Spread Percentage related to        Jul-01                                   11.35%
                                                                                                       -----------------

                           iii) Excess Spread Percentage related to       Jun-01                                   10.25%
                                                                                                       -----------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from August 20 through and including
           September 19, 2001. ......................................................                            3.61000%
                                                                                                       -----------------
         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date) .........                  $              --
                                                                                                       -----------------

                  b. The Accumulation Shortfall with respect to the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  c. The Principal Funding Investment Proceeds deposited in the
                       Collection Account to be treated as Available Finance
                       Charge Collections ...........................................                  $              --
                                                                                                       -----------------
         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                       Payment Date (after taking into consideration deposits and
                       withdraws for the related Payment Date) ......................                  $              --
                                                                                                       -----------------

                  b. The Reserve Draw Amount for the related Monthly Period
                       deposited into the Collection Account to be treated as
                       Available Finance Charge Collections .........................                  $              --
                                                                                                       -----------------

                  c. Interest earnings on the Reserve Account deposited into the
                       Collection Account to be treated as Available Finance
                       Charge Collections ...........................................                  $              --
                                                                                                       -----------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $    7,000,000.00
                                                                                                       -----------------

                  b. The Available Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $    7,000,000.00
                                                                                                       -----------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date ..........................................                  $              --
                                                                                                       -----------------

         19. The Monthly Principal Reallocation Amount for the related Monthly Period                  $              --
                                                                                                       -----------------


                                    Advanta Bank Corp.
                                    as Servicer

                                    By:      /s/ KIRK WEILER
                                    Name:    Kirk S. Weiler
                                    Title:   Vice President Finance / Treasurer

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING AUGUST 31, 2001


The information which is required to be prepared with respect to the Payment Date of September 20, 2001, and with respect to the performance of the Trust during the period of August 1, 2001 through August 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
              Class A Noteholder ....................................................                  $              --
                                                                                                       -----------------

         2. The amount of distribution in respect to principal payment to the
              Class B Noteholder ....................................................                  $              --
                                                                                                       -----------------

         3. The amount of distribution in respect to principal payment to the
              Class C Noteholder ....................................................                  $              --
                                                                                                       -----------------

         4. The amount of distribution in respect to principal payment to the
              Class D Noteholder ....................................................                  $              --
                                                                                                       -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest ...                  $         3.36694
                                                                                                       -----------------

         2. The amount of distribution in respect to the Class B Monthly Interest ...                  $         3.84056
                                                                                                       -----------------

         3. The amount of distribution in respect to the Class C Monthly Interest ...                  $         4.44333
                                                                                                       -----------------

         4. The amount of distribution in respect to the Class D Monthly Interest ...                  $         7.41417
                                                                                                       -----------------

III. Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder ...                  $         3.36694
                                                                                                       -----------------

         2. The total amount of distribution in respect to the Class B Noteholder ...                  $         3.84056
                                                                                                       -----------------

         3. The total amount of distribution in respect to the Class C Noteholder ...                  $         4.44333
                                                                                                       -----------------

         4. The total amount of distribution in respect to the Class D Noteholder ...                  $         7.41417
                                                                                                       -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal
              Receivables for the Monthly Period preceding such Payment Date ........                  $  354,319,734.86
                                                                                                       -----------------

         2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
              Payment Date ..........................................................                  $   43,546,767.71
                                                                                                       -----------------

         3. Recoveries for the preceding Monthly Period .............................                  $    1,196,985.31
                                                                                                       -----------------

         4. The Defaulted Amount for the preceding Monthly Period ...................                  $   13,910,381.14
                                                                                                       -----------------

         5. The total amount of Principal Receivables in the trust at the beginning
              of the preceding Monthly Period .......................................                  $1,845,879,478.35
                                                                                                       -----------------

         6. The total amount of Principal Receivables in the trust as of the last
              day of the preceding Monthly Period. ..................................                  $1,899,669,604.21
                                                                                                       -----------------

         7. The total amount of Finance Charge and Administrative Receivables in
              the Trust as of the last day of the preceding Monthly Period. .........                  $   42,250,305.93
                                                                                                       -----------------

         8. The aggregated Adjusted Invested Amounts of all Series of Notes
              outstanding as of the last day of the preceding Monthly Period ........                  $1,536,818,063.00
                                                                                                       -----------------

         9. The Transferor Interest as of the last day of the preceding Monthly
              Period ................................................................                  $  362,851,541.21
                                                                                                       -----------------

         10. The Transferor Percentage as of the last day of the preceding
               Monthly Period .......................................................                              19.10%
                                                                                                       -----------------

         11. The Required Transferor Percentage .....................................                               7.00%
                                                                                                       -----------------

         12. The monthly principal payment rate for the preceding Monthly Period ....                             19.195%
                                                                                                       -----------------

         13. The balance in the Excess Funding Account as of the last day of the
               preceding Monthly Period .............................................                  $              --
                                                                                                       -----------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage       Aggregate
                                                                    of Total         Account
                                                                   Receivables       Balance
                  (a) Delinquent between 30 days and 59 days           1.667%   $ 32,379,896.56
                  (b) Delinquent between 60 days and 89 days           1.198%   $ 23,261,921.14
                  (c) Delinquent between 90 days and 119 days          1.092%   $ 21,214,449.79
                  (d) Delinquent between 120 days and 149 days         0.885%   $ 17,193,183.09
                  (e) Delinquent between 150 days and 179 days         0.801%   $ 15,553,837.83
                  (f) Delinquent 180 days or greater                   0.004%   $     67,969.79
                                                                       -----    ---------------
                  (e) Aggregate                                        5.648%   $109,671,258.20
                                                                       =====    ===============

V. Information regarding Series 2001-A

         1. The amount of Principal Receivables in the Trust represented by the
              Invested Amount of Series 2001-A as of the last day of the related
              Monthly Period ........................................................                  $  300,000,000.00
                                                                                                       -----------------

         2. The amount of Principal Receivables in the Trust represented by the
              Adjusted Invested Amount of Series 2001-A on the last day of the
              related Monthly Period ................................................                  $  300,000,000.00
                                                                                                       -----------------

                                                                                         NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the
              Class A Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $  240,000,000.00
                                                                                                       -----------------

         4. The amount of Principal Receivables in the Trust represented by the
              Class B Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   28,500,000.00
                                                                                                       -----------------

         5. The amount of Principal Receivables in the Trust represented by the
              Class C Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   21,000,000.00
                                                                                                       -----------------

         6. The amount of Principal Receivables in the trust represented by the
              Class D Note Principal Balance on the last day of the related
              Monthly Period ........................................................        1.0000    $   10,500,000.00
                                                                                                       -----------------

         7. The Floating Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                            16.2524%
                                                                                                       -----------------

         August 22, 2001 through August 31, 2001 ....................................                            15.8394%
                                                                                                       -----------------

         8. The Fixed Investor Percentage with respect to the period:

         August 1, 2001 through August 21, 2001 .....................................                         N/A
                                                                                                       -----------------

         August 22, 2001 through August 31, 2001 ....................................                         N/A
                                                                                                       -----------------

         9. The amount of Investor Principal Collections applicable to Series 2001-A                   $   57,102,733.81
                                                                                                       -----------------

         10a. The amount of Available Finance Charge Collections on deposit in the
                Collection Account on the related Payment Date ......................                  $    5,636,624.05
                                                                                                       -----------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                Section 8.04(a) of the Master Indenture .............................                  $    1,398,586.51
                                                                                                       -----------------

         11. The Investor Default Amount for the related Monthly Period .............                  $    2,246,319.64
                                                                                                       -----------------

         12. The Monthly Servicing Fee for the related Monthly Period ...............                  $      500,000.00
                                                                                                       -----------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period. .................                              28.14%
                                                                                                       -----------------

                  b. The default rate for the related Monthly Period ................                               8.99%
                                                                                                       -----------------

                  c. The Net Portfolio Yield for the related Monthly Period .........                              19.15%
                                                                                                       -----------------

                  d. The Base Rate for the related Monthly Period ...................                               6.35%
                                                                                                       -----------------

                  e. The Excess Spread Percentage for the related Monthly Period ....                              12.80%
                                                                                                       -----------------

                  f. The Quarterly Excess Spread Percentage for the related
                       Monthly Period ...............................................                              11.40%
                                                                                                       -----------------

                           I) Excess Spread Percentage related to         Aug-01                                   12.80%
                                                                                                       -----------------

                           ii) Excess Spread Percentage related to        Jul-01                                   11.25%
                                                                                                       -----------------

                           iii) Excess Spread Percentage related to       Jun-01                                   10.16%
                                                                                                       -----------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from August 20 through and including
           September 19, 2001. ......................................................                            3.61000%
                                                                                                       -----------------
         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date) .........                  $              --
                                                                                                       -----------------

                  b. The Accumulation Shortfall with respect to the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  c. The Principal Funding Investment Proceeds deposited in the
                       Collection Account to be treated as Available Finance Charge
                       Collections ..................................................                  $              --
                                                                                                       -----------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                       Payment Date (after taking into consideration deposits and
                       withdraws for the related Payment Date) ......................                  $              --
                                                                                                       -----------------

                  b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available
                       Finance Charge Collections ...................................                  $              --
                                                                                                       -----------------

                  c. Interest earnings on the Reserve Account deposited into the
                       Collection Account to be treated as Available Finance
                       Charge Collections ...........................................                  $              --
                                                                                                       -----------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $    5,250,000.00
                                                                                                       -----------------

                  b. The Available Cash Collateral Account Amount on the related
                       Payment Date .................................................                  $    5,250,000.00
                                                                                                       -----------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related
                       Monthly Period ...............................................                  $              --
                                                                                                       -----------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on the
                       Payment Date .................................................                  $              --
                                                                                                       -----------------

         19. The Monthly Principal Reallocation Amount for the related Monthly
               Period ...............................................................                  $              --
                                                                                                       -----------------

                               Advanta Bank Corp.
                               as Servicer

                               By:      /s/ KIRK WEILER
                               Name:    Kirk S. Weiler
                               Title:   Vice President Finance / Treasurer